Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust TCW Opportunistic Fixed Income ETF

FIRST TRUST TCW UNCONSTRAINED PLUS BOND ETF

(each a “Fund”)

Supplement to the Funds’ Prospectus and

Statement of additional information

October 20, 2023

1.       Notwithstanding anything to the contrary in the Funds’ Prospectus or Statement of Additional Information, Laird R. Landmann, a Generalist Portfolio Manager of the Funds and Co-Director in the Fixed Income Group of TCW Investment Management Company LLC (“TCW”), will continue to serve as a member of each Fund’s portfolio management team until December 31, 2023.

2.       Notwithstanding anything to the contrary in the Funds’ Prospectus or Statement of Additional Information, Jerry Cudzil and Ruben Hovhannisyan are members of each Fund’s portfolio management team beginning on or about September 6, 2023.

Jerry Cudzil is a Generalist Portfolio Manager in TCW’s Fixed Income group, a team that oversees over $180 billion in fixed income assets including the over $60 billion MetWest Total Return Bond Fund, one of the largest actively managed bond funds in the world. Previously, Mr. Cudzil was Head of Credit Trading where he oversaw the Fixed Income group’s trading of investment grade corporate bonds, high yield bonds, leveraged loans, and credit derivatives. Prior to joining TCW in 2012, Mr. Cudzil was a High Yield Bond Trader for Morgan Stanley and Deutsche Bank, specializing in project finance, aviation, and energy securities. He was previously a Portfolio Manager for Dimaio Ahmad Capital, managing the multi-strategy credit fund and aviation fund and leading the firm’s risk management team. Mr. Cudzil began his career as a Corporate Bond Trader for Prudential Securities and has also traded investment grade and high yield debt for Credit Suisse and Goldman Sachs. Mr. Cudzil earned a BA in Economics from the University of Pennsylvania.

Ruben Hovhannisyan, CFA, is a Generalist Portfolio Manager in TCW’s Fixed Income group, a team that oversees over $180 billion in fixed income assets including the over $60 billion MetWest Total Return Bond Fund, one of the largest actively managed bond funds in the world. Prior to his current role, he served as a Senior Portfolio Analyst working alongside the Generalist Portfolio Managers. Mr. Hovhannisyan joined TCW from Metropolitan West Asset Management company, where he spent two years as a Collateralized Debt Obligations Specialist and member of the portfolio risk management group. Prior to joining MetWest in 2007, he was an Associate at KPMG Structured Finance Group where he was engaged in various projects analyzing structured products. Mr. Hovhannisyan holds a BA in Business/Economics from the University of California, Los Angeles (UCLA) and an MBA from the UCLA Anderson School of Management. He is a CFA charterholder.

As of September 30, 2023, Jerry Cudzil and Ruben Hovhannisyan managed the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles Number of Accounts ($ Assets in Thousands)	Other Accounts Number of Accounts ($ Assets in Thousands)	Registered Investment Companies With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Pooled Investment Vehicles With Performance Fees Number of Accounts ($ Assets in Thousands)	Other Accounts With Performance Fees Number of Accounts ($ Assets in Thousands)
Jerry Cudzil	30 ($90,627,836.75)	30 ($15,241,107.81)	191 ($46,391,361.57)	NA	10 ($3,429,073.50)	6 ($3,012,201.17)
Ruben Hovhannisyan	29 ($89,771,892.39)	18 ($10,017,888.37)	175 ($1,286,841.85)	NA	3 ($419,682.89)	6 ($3,012,201.17)

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUNDs’ PROSPECTUS and
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE